UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2009
COEUR D’ALENE MINES CORPORATION

(Exact name of Registrant as specified in its charter)

Idaho (State or Other Jurisdiction of Incorporation)	1-8641 (Commission File Number)	84-0109423 (I.R.S. Employer Identification No.)

505 Front Avenue, Coeur d’Alene, Idaho (Address of Principal Executive Office)	83814 (Zip Code)
Registrant’s telephone number, including area code: (208) 667-3511
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On March 18, 2009, Coeur d’Alene Mines Corporation issued a press release discussing, among other things, certain proposals to be voted on at its 2009 Annual Meeting of Shareholders.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description of Exhibit
99.1	Press Release dated March 18, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D’ALENE MINES CORPORATION (Registrant)
Dated: March 18, 2009	By:	/s/ Mitchell J. Krebs
Mitchell J. Krebs
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release dated March 18, 2009.